Exhibit 99.1

E2open Announces Acquisition by WiseTech Global, Concluding Strategic Review

Stockholders to receive $3.30 per share in cash, a 68% premium value to unaffected share price

DALLAS – May 25, 2025 – E2open Parent Holdings, Inc. (NYSE: ETWO) (“E2open” or the “Company”), the connected supply chain SaaS platform with a leading multi-enterprise network, today announced that it has entered into a definitive agreement to be acquired by WiseTech Global Limited (ASX: WTC) (“WiseTech”), a leading provider of logistics execution software solutions. The acquisition marks the conclusion of e2open’s previously announced strategic review process.

Under the terms of the transaction, e2open stockholders will receive $3.30 per share in cash equating to an enterprise value of $2.1 billion. The per-share purchase price represents a premium of approximately 28% over the company’s closing stock price on May 23, 2025, the last trading day prior to today’s announcement, and a premium of approximately 68% over the company’s closing stock price on April 30, 2025, the day prior to media reports regarding WiseTech’s evaluation of a potential acquisition of e2open (reported on May 1, 2025).

“After a comprehensive strategic review and evaluation of a full range of options conducted by e2open, the Company’s Board, and Rothschild & Co, we have decided to enter this agreement with WiseTech Global, which we believe maximizes value for our shareholders and positions the Company for long-term success,” said Andrew Appel, Chief Executive Officer of e2open. “WiseTech’s global footprint and commitment to innovation are highly complementary to e2open’s capabilities. Together, we will be able to offer a leading end-to-end platform for the world’s most complex supply chains.”

“As we undertook a comprehensive review of strategic alternatives, we remained firmly focused on our core business fundamentals,” said Chinh E. Chu, Chairman of the Board of Directors of e2open. “We are confident that this process has resulted in an outcome which delivers significant value for our shareholders and underscores the strength of e2open’s solution portfolio and client base.”

Transaction details

E2open and WiseTech will continue to operate as independent companies until the transaction closes, which is expected in the second half of calendar year 2025. The transaction is subject to customary closing conditions including applicable regulatory approvals. In addition to unanimous board approval, shareholders holding in the aggregate a majority of the voting power of the issued and outstanding shares of common stock of e2open have approved the Transaction by written consent. No other further action by e2open’s shareholders is required to approve the transaction. Upon completion of the transaction, e2open’s common stock will no longer be listed on the New York Stock Exchange.

Advisors

Rothschild & Co is serving as financial advisor to e2open. Kirkland & Ellis LLP is serving as legal counsel to e2open.

About e2open

E2open is the connected supply chain software platform that enables the world’s largest companies to transform the way they make, move, and sell goods and services. With the broadest cloud-native global platform purpose-built for modern supply chains, e2open connects more than 500,000 manufacturing, logistics, channel, and distribution partners as one multi-enterprise network tracking over 18 billion transactions annually. Our SaaS platform anticipates disruptions and opportunities to help companies improve efficiency, reduce waste, and operate sustainably. Moving as one.™ Learn More: www.e2open.com.

Copyright © E2open, LLC. All rights reserved. e2open.com

E2open and “Moving as one.” are the registered trademarks of E2open, LLC. All other trademarks, registered trademarks and service marks are the property of their respective owners.

Forward Looking Statement Disclaimer

This press release contains, and e2open’s or WiseTech’s other filings, press releases and statements made in connection herewith may contain “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the benefits of the proposed acquisition of e2open and the associated integration plans, expected synergies and capital expenditure commitments, anticipated future operating performance and results of e2open and WiseTech and expected timing of the closing of the proposed acquisition and other transactions contemplated by the merger agreement governing the transaction. These forward-looking statements are based on e2open and WiseTech management’s beliefs and assumptions and on information currently available to e2open and WiseTech management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “aim,” “anticipate,” “believe,” “can,” “could,” “seek,” “should,” “feel,” “expect,” “will,” “would,” “plan,” “project,” “intend,” “estimate,” “continue,” “may,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, (i) the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect e2open’s or WiseTech’s business and the price of e2open’s and WiseTech’s securities, (ii) the failure to satisfy the conditions to the consummation of the transactions in connection with the Mergers, including the receipt of applicable regulatory approvals (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement governing the proposed transaction (the “Merger Agreement”), including in circumstances that require e2open or WiseTech to pay a termination fee; (iv) the inability to consummate anticipated financing in connection with the proposed transaction, (v) the effect of the announcement or pendency of the transaction on e2open’s or WiseTech’s business relationships, operating results and business generally, (vi) certain restrictions during the pendency of the proposed transaction that may impact e2open’s ability to pursue certain business opportunities or strategic transactions, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from e2open’s or WiseTech’s ongoing business operations, (ix) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (x) e2open’s or WiseTech’s ability to retain, hire and integrate skilled personnel including e2open’s or WiseTech’s senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (xi) unexpected costs, charges or expenses resulting from the proposed transaction; (xii) the impact of adverse general and industry-specific economic and market conditions, (xiii) risks related to e2open’s or WiseTech’s financial position and results of operations, (xiv) risks that the benefits of the proposed transaction are not realized when and as expected, (xv) uncertainty as to timing of completion of the proposed transaction, (xvi) the impact of inflation and global conflicts, including disruptions in European economies as a result of the war in Ukraine, the Israel-Hamas conflict, the relationship between China and Taiwan, and ongoing trade disputes between the United States and other countries, and (xvii) other factors described under the heading “Risk Factors” in e2open’s Annual Report on Form 10-K for the year ended February 28, 2025, e2open’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings made or to be made with the SEC. e2open and WiseTech caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, e2open or WiseTech cannot assure you that e2open or WiseTech will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect e2open or WiseTech, or e2open’s or WiseTech’s operations in the way e2open or WiseTech expects. The forward-looking statements included in this press release are made only as of the date hereof. Except as required by applicable law or regulation, e2open does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Copyright © E2open, LLC. All rights reserved. e2open.com

ADDITIONAL INFORMATION AND WHERE TO FIND IT

For further information regarding the terms and conditions of the definitive agreement, please see e2open’s Form 8-K, which will be filed with the Securities and Exchange Commission at www.sec.gov, and made available on e2open’s investor website.

This press release is being made in respect of the proposed transaction involving e2open and WiseTech. E2open will prepare an information statement for its stockholders, containing the information with respect to the proposed merger specified in Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended, and describing the proposed transaction. When completed, a definitive information statement will be mailed to e2open’s stockholders. This press release is not a substitute for the information statement, or any other document, that e2open may file with the SEC or send to its stockholders in connection with the proposed transaction.

E2OPEN STOCKHOLDERS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. E2open’s stockholders may obtain free copies of the documents e2open files with the SEC from the SEC’s website at www.sec.gov or through the Investor Relations page of e2open’s website at https://investors.e2open.com or by contacting e2open’s Investor Relations by e-mail at investor.relations@e2open.com.

NO OFFER OR SOLICITATION

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this press release, and this press release is neither an offer to purchase nor a solicitation of an offer to sell securities.

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Contacts

Media Contact:

5W PR for e2open

e2open@5wpr.com

908-510-8009

Investor Relations Contact:

Russell Johnson

russell.johnson@e2open.com

investor.relations@e2open.com

Corporate Contact:

Kristin Seigworth

VP Communications, e2open

pr@e2open.com

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Copyright © E2open, LLC. All rights reserved. e2open.com